UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2004

                             Brooks Automation, Inc.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-25434                                   04-3040660
------------------------------------        ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

                    15 Elizabeth Drive, Chelmsford, MA 01824
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 262 2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      November 4, 2004, the Company issued a press release announcing its financial results for the fiscal fourth quarter and fiscal year ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

      Limitation on Incorporation by Reference. The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit
            Number      Description
            ------      --------------------------------------------------------
               99.1     Press release dated November 4, 2004 of Brooks
                        Automation, Inc. (the "Company") announcing its financial results for the fiscal fourth quarter and fiscal year ended September 30, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 4, 2004         BROOKS AUTOMATION, INC.

                               By:  /s/ Robert W. Woodbury, Jr.
                                   Robert W. Woodbury, Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      --------------------------------------------------------------------
   99.1     Press release dated November 4, 2004 of Brooks Automation, Inc.
            announcing its financial results for the fiscal fourth quarter and fiscal year ended September 30, 2004.